UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 23, 2018

American Realty Capital New York City REIT, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-55393	46-4380248
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue, 3rd Floor New York, New York 10022
(Address, including zip code, of Principal Executive Offices) Registrant’s telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01.	Other Events

SRP Reactivation, Amendment and Suspension

On August 23, 2018, the board of directors (the “Board”) of American Realty Capital New York City REIT, Inc. (the “Company”) unanimously reactivated the Company’s share repurchase program (the “SRP”), which had been suspended, for a period commencing on August 25, 2018 and ending on September 24, 2018 (the “2018 Reactivation Period”). The Board also approved a related amendment (the “Amendment”) to the SRP, effective August 25, 2018, and a subsequent suspension of the SRP commencing immediately following the 2018 Reactivation Period which will remain in effect until the date that the Company announces that it will resume paying regular cash distributions to its stockholders. As previously disclosed, the distributions that the Company pays to holders of its common stock were suspended, effective as of March 1, 2018, and the Board will continue to evaluate the Company’s performance and expects to assess its distribution policy no sooner than February 2019.

Following the Amendment, the SRP continues to be available only for requests made following the death or qualifying disability of a stockholder with respect to shares purchased from the Company or received from the Company (directly or indirectly) through one or more non-cash transactions, and the repurchase price continues to be the then-applicable estimated per-share net asset value, which was $20.26 per share on June 30, 2018 and is not expected to be updated prior to the end of the Reactivation Period. The SRP was suspended twice during the six months ended June 30, 2018 in connection with tender offers commenced by the Company. Pursuant to the Amendment, the Company is permitted to purchase shares pursuant to the following repurchase requests: (i) repurchase requests made during the period from January 1, 2018 until the suspension of the SRP on February 6, 2018 and the period commencing with the reactivation of the SRP on April 26, 2018 until the suspension of the SRP on June 15, 2018, which represent the two periods of time during the six months ended June 30, 2018 when the SRP was not suspended (collectively, the “2018 Active Periods”); and (ii) repurchase requests made during the 2018 Reactivation Period. Prior to the Amendment, repurchases were only made following the end of each six-month period ending on June 30 and December 31 of each fiscal year with respect to repurchase requests received during that period.

Following the Amendment, funding for the SRP during any period will continue to be limited to proceeds received during that period from the issuance of shares of the Company’s common stock pursuant to its distribution reinvestment plan (the “DRIP”). Accordingly, the Amendment provides funding for the SRP for the 2018 Active Periods and the 2018 Reactivation Period will be limited to the proceeds from the DRIP received from January 1, 2018 to March 1, 2018, the only period during 2018 when the Company paid regular cash distributions to its stockholders and, therefore, the only period during 2018 when the Company received proceeds from the DRIP. Following the Amendment, the Board will continue to have the power, in its sole discretion, to determine the number of shares repurchased with respect to any period as well as the amount of funds to be used for that purpose. There can be no assurance any request for repurchase will be accepted. If less than all requests for repurchase during a period are accepted, shares will be repurchased pro rata as to all repurchase requests for the period.

The Company received a number of repurchase requests during the 2018 Active Periods, and these requests remain valid and do not need to be resubmitted. Any repurchase request made during the six months ended June 30, 2018 that was not made during the 2018 Active Periods and any repurchase request made following June 30, 2018 and prior to August 25, 2018, the commencement of the 2018 Reactivation Period, is not a valid repurchase request and must be resubmitted, and must also meet all conditions under the SRP applicable at that time, in order to be a valid repurchase request. Payment for shares accepted for repurchase with respect to requests made during the 2018 Active Periods and the 2018 Reactivation will be made as soon as practicable following the conclusion of the 2018 Reactivation Period. Because the SRP will be suspended again effective following the 2018 Reactivation Period, no repurchase request made after the 2018 Reactivation Period but before the suspension ends, which will automatically occur on the date that the Company announces that it will resume paying regular cash distributions to its stockholders, will be valid.

The foregoing summary description of the material terms of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Amendment, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Forward-Looking Statements

The foregoing contains forward-looking statements within the meaning of the federal securities laws. All statements, other than statements of historical facts included in this Current Report on Form 8-K, including statements concerning the Company’s plans, objectives, goals, beliefs, business strategies, future events, business conditions, the Company’s results of operations, financial position and the Company’s business outlook, business trends and other information are forward-looking statements. When used in this Current Report on Form 8-K, the words “estimate”, “anticipate”, “expect”, “believe”, “intend”, “may”, “will”, “should”, “seek”, “approximately” or “plan”, or the negative of these words and phrases, or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters are intended to identify forward-looking statements. Stockholders can also identify forward-looking statements by discussions of strategy, plans or intentions of management.

Forward-looking statements are not historical facts, and are based upon the Company’s current expectations, beliefs, estimates and projections, and various assumptions, many of which, by their nature, are inherently uncertain and beyond the Company’s control. The Company’s expectations, beliefs, estimates and projections are expressed in good faith and the Company believes there is a reasonable basis for them. However, there can be no assurance that management’s expectations, beliefs, estimates and projections will result or be achieved and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. There are a number of risks, uncertainties and other important factors, many of which are beyond the Company’s control, that could cause the Company’s actual results to differ materially from the forward-looking statements contained in this Current Report on Form 8-K. Such risks, uncertainties and other important factors include, among others, the risks and uncertainties described under the Risk Factors included in the Company’s most recent Annual Report on Form 10-K, as updated by any subsequent Quarterly Report on Form 10-Q, in each case as filed with the SEC. The Company cautions stockholders not to place undue reliance on any forward-looking statements, which are made as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If the Company updates one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect to those or other forward-looking statements.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
99.1	Amendment to Second Amended and Restated Share Repurchase Program

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American REALTY CAPITAL NEW YORK CITY REIT, Inc.

Date: August 24, 2018	By:	/s/ Edward M. Weil, Jr.
	Name: Title:	Edward M. Weil, Jr. Executive Chairman, Chief Executive Officer, President and Secretary